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                                                              Exhibit 10.28(f)


                                FOURTH AMENDMENT
                   TO MASTER REPURCHASE AGREEMENT AND GUARANTY

     THIS FOURTH AMENDMENT TO MASTER REPURCHASE AGREEMENT AND GUARANTY (this "Fourth Amendment") is made and dated as of the 2nd day of February, 2000, by and among AAMES CAPITAL CORPORATION, a California corporation (the "Seller"), AAMES FINANCIAL CORPORATION, a Delaware corporation (the "Guarantor"), and BANK OF AMERICA, N.A., a national banking association (the "Buyer").

                                    RECITALS

     A. Pursuant to that certain Master Repurchase Agreement dated as of April 8, 1999 by and between the Buyer and the Seller (as amended from time to time, the "Repo Agreement"), the Buyer and the Seller agreed to enter into Transactions on the terms and subject to the conditions set forth therein. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Repo Agreement.

     B. Pursuant to that certain Guaranty dated as of April 8, 1999 by the Guarantor in favor of the Buyer (as amended from time to time, the "Guaranty"), the Guarantor agreed to guarantee the Seller's obligations under the Repo Agreement on the terms and subject to the conditions set forth therein.

     C. The Seller wishes to enter into a transaction (the "Proposed Transaction") with Greenwich Capital Financial Products, Inc. ("Greenwich") in which the Seller will (i) sell to Greenwich on or about February 11, 2000 certain of the Seller's receivables tied to its advances in its securitization trusts, with expected proceeds of approximately $15,000,000 which the Seller will use to repurchase Purchased Repo Assets under the Repo Agreement, and (ii) enter into a working capital facility secured by certain assets of the Seller, all as described more particularly in that certain letter dated January 27, 2000 by the Guarantor to the Seller.

     D. The Seller and the Guarantor have also requested certain amendment and waivers to the Repo Agreement and the Guaranty, all as set forth more particularly below.

     NOW, THEREFORE, in consideration of the foregoing Recitals and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

     1. SPECIAL REPRESENTATIONS AND WARRANTIES OF THE SELLER AND THE GUARANTOR. Each of the Seller and the Guarantor hereby represents and warrants to the Buyer that (a) the financial and other information provided to the Buyer by the Seller and the Guarantor in connection with their request for the amendments and waivers set forth in this Fourth Amendment, copies of which information are attached hereto as EXHIBIT A, is and shall continue to be true, accurate, complete and not misleading during the period covered thereby, and (b) the Seller intends to and expects to be able to repurchase all Purchased Repo Assets and to pay all outstanding Repurchase Price on or before February 29, 2000, the termination date of the Repo Agreement and all Transactions thereunder. The Buyer has agreed to accommodate the request of the Seller and the Guarantor

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for the amendments and waivers set forth in this Fourth Amendment in reliance of such continued representations and warranties. Each of the Seller and the Guarantor hereby acknowledges and agrees that any breach of such representations and warranties shall constitute an immediate Event of Default under the Repo Agreement.

     2. PROPOSED TRANSACTION. In connection with the Proposed Transaction, effective as of the Fourth Amendment Effective Date (as defined in Paragraph 8 below), the Buyer hereby waives compliance by the Seller with the negative covenant on sale of assets set forth in Paragraph 12(h) of the Repo Agreement and by the Guarantor with the negative covenant on sale of assets set forth in Paragraph 4(h) of the Guaranty, in each case solely with respect to the Proposed Transaction, which shall occur no later than February 15, 2000.

     3. REDUCTION OF AGGREGATE PURCHASE PRICE LIMIT. To reflect the agreement of the parties hereto to reduce the Aggregate Purchase Price Limit on February 4, 2000 and on February 15, 2000, effective as of the Fourth Amendment Effective Date, the definition of the term "Aggregate Purchase Price Limit" set forth in Paragraph 2 of the Repo Agreement is hereby amended to read in its entirety as follows:

          "'AGGREGATE PURCHASE PRICE LIMIT' shall mean on any date an amount equal to: (a) (i) at any time prior to February 4, 2000, $150,000,000, (ii) at any time on and after February 4, 2000 but prior to February 15, 2000, $140,000,000, (iii) at any time on and after February 15, 2000, $125,000,000, in each case minus (b) the Buyer's commitment to extend credit to Aames Funding Corp. in the aggregate amount of $1,000,000."

     4. MINIMUM TANGIBLE NET WORTH. To reflect the agreement of the parties hereto to amend the negative covenant regarding the Guarantor's and the Seller's respective minimum Tangible Net Worth, effective as of the Fourth Amendment Effective Date:

         (a) Subparagraphs 12(j)(1) and 12(j)(2) of the Repo Agreement are hereby amended to read in their entirety as follows:

          "(1) Guarantor's Tangible Net Worth to be less than $105,000,000 during the period from December 31, 1999 through February 29, 2000, or

          (2) Seller's Tangible Net Worth to be less than $390,000,000 during the period from December 31, 1999 through February 29, 2000."

         (b) Subparagraphs 4(j)(1) and 4(j)(2) of the Guaranty are hereby amended to read in their entirety as follows:

          "(1) Guarantor's Tangible Net Worth to be less than $105,000,000 during the period from December 31, 1999 through February 29, 2000, or

          (2) Seller's Tangible Net Worth to be less than $390,000,000 during the period from December 31, 1999 through February 29, 2000."

     5. MINIMUM PROFITABILITY. The Buyer hereby waives, effective as of the Fourth Amendment Effective Date: (a) compliance by the Seller with the negative covenant on

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minimum profitability set forth in Paragraph 12(k) of the Repo Agreement for the calendar quarter ended December 31, 1999, and (b) compliance by the Guarantor with the negative covenant on minimum profitability set forth in Paragraph 4(k) of the Repo Agreement for the calendar quarter ended December 31, 1999.

     6. NON-WAREHOUSE DEBT. To reflect the agreement of the parties hereto to amend the negative covenant regarding the Non-Warehouse Debt Ratio, effective as of the Fourth Amendment Effective Date:

         (a) Paragraph 12(l) of the Repo Agreement is hereby amended to read in its entirety as follows:

          "(l) NON-WAREHOUSE DEBT. Permit the Non-Warehouse Debt Ratio of Guarantor and its consolidated Subsidiaries to exceed 2.50:1.00 for the calendar quarter ending December 31, 1999."

         (b) Paragraph 4(l) of the Guaranty is hereby amended to read in its entirety as follows:

          "(l) NON-WAREHOUSE DEBT. Permit the Non-Warehouse Debt Ratio of Guarantor and its consolidated Subsidiaries to exceed 2.50:1.00 for the calendar quarter ending December 31, 1999."

     7. MAINTENANCE OF LIQUIDITY. To reflect the agreement of the parties hereto to amend the negative covenant regarding the maintenance of liquidity, effective as of the Fourth Amendment Effective Date:

         (a) Subparagraph 12(m)(1) of the Repo Agreement is hereby amended to read in its entirety as follows:

               "(1) The aggregate amount of the Guarantor's cash, Cash Equivalents and available borrowing capacity on unencumbered assets that could be drawn against (taking into account required haircuts) under committed warehouse or working capital facilities, on a consolidated basis and on any given day, to be less than $5,000,000; PROVIDED, HOWEVER, that the liquidity of the Guarantor, on a consolidated basis and on any given day, may fall below the foregoing threshold one time in any given calendar month and such noncompliance shall not last for more than three Business Days, but may in no event fall below $1,000,000 at any time; or"

         (b) Subparagraph 4(m)(1) of the Guaranty is hereby amended to read in its entirety as follows:

               "(1) The aggregate amount of the Guarantor's cash, Cash Equivalents and available borrowing capacity on unencumbered assets that could be drawn against (taking into account required haircuts) under committed warehouse or working capital facilities, on a consolidated basis and on any given day, to be less than $5,000,000; PROVIDED, HOWEVER, that the liquidity of the Guarantor, on a consolidated basis and on any given day, may fall below the foregoing threshold one time in any given calendar month and

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          such noncompliance shall not last for more than three Business
          Days, but may in no event fall below $1,000,000 at any time; or"

     8. FOURTH AMENDMENT EFFECTIVE DATE. This Fourth Amendment shall become effective as of December 30, 1999 (the "Fourth Amendment Effective Date") upon the earliest date on which the Buyer has received a copy of this Fourth Amendment, duly executed by all parties hereto.

     9. REAFFIRMATION OF OBLIGATIONS. Each of Seller and Guarantor hereby reaffirms all of its obligations under the Repo Agreement and Guaranty respectively and under all other documents, instruments and agreements executed in connection therewith and acknowledges and agrees that such obligations are not altered, modified or affected in any manner or to any extent except as expressly provided herein.

     10. COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     11. REPRESENTATIONS AND WARRANTIES. Each of Seller and Guarantor hereby represents and warrants to Buyer as follows:

         (a) Each of Seller and Guarantor has the corporate power and authority and the legal right to execute, deliver and perform this Fourth Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Fourth Amendment. This Fourth Amendment has been duly executed and delivered on behalf of Seller and Guarantor and constitutes the legal, valid and binding obligations of each, enforceable against each in accordance with its terms.

         (b) At and as of the date of execution hereof and at and as of the Fourth Amendment Effective Date and both prior to and after giving effect hereto: (i) the representations and warranties of Seller and Guarantor contained in the Repo Agreement and the Guaranty are accurate and complete in all respects, and (ii) there has not occurred an Event of Default or Potential Default.

     12. NO OTHER AMENDMENT OR WAIVER. Except as expressly amended hereby, the Repo Agreement and the Guaranty shall remain in full force and effect as written and amended to date. Each of the Seller and the Guarantor hereby acknowledges and agrees that nothing contained herein shall constitute any agreement by the Buyer to waive any covenant in the Repo Agreement or in the Guaranty other than those expressly waived pursuant to Paragraph 2 and Paragraph 5 above.

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                           [signature page to follow]


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         IN WITNESS WHEREOF, the parties hereto have caused this Fourth
Amendment to be executed as of the day and year first above written.

                                      AAMES CAPITAL CORPORATION


                                      By:     /s/ David A. Sklar
                                         -------------------------------------
                                      Name:   David A. Sklar
                                            ----------------------------------
                                      Title:  Executive Vice President and CFO
                                            ----------------------------------


                                      AAMES FINANCIAL CORPORATION


                                      By:     /s/ David A. Sklar
                                         -------------------------------------
                                      Name:   David A. Sklar
                                            ----------------------------------
                                      Title:  Executive Vice President and CFO
                                            ----------------------------------


                                      BANK OF AMERICA, N.A.


                                      By:      /s/ Kurt Y. Kodama
                                         -------------------------------------
                                      Name:    Kurt Y. Kodama
                                            ----------------------------------
                                      Title:   Vice President
                                            ----------------------------------



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